Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 85% Portfolio
March 31, 2023
VF85-NPRT1-0523
1.847121.116
Equity Funds - 87.8%
	Shares	Value ($)
Fidelity Canada Fund (a)	122,363	7,456,788
Fidelity Commodity Strategy Fund (a)	25,047	2,437,028
Fidelity Contrafund (a)	722,265	9,598,896
Fidelity Emerging Markets Discovery Fund (a)	334,467	4,889,911
Fidelity Emerging Markets Fund (a)	2,022,772	68,875,376
Fidelity Equity-Income Fund (a)	349,151	22,373,596
Fidelity Global Commodity Stock Fund (a)	519,891	9,472,418
Fidelity Gold Portfolio (a)	355,233	8,895,032
Fidelity Hedged Equity Fund (a)	179,739	1,781,217
Fidelity Infrastructure Fund (a)	58,154	699,588
Fidelity International Capital Appreciation Fund (a)	618,124	14,674,273
Fidelity International Discovery Fund (a)	424,078	18,078,432
Fidelity International Enhanced Index Fund (a)	1,812,183	18,484,271
Fidelity International Small Cap Fund (a)	278,567	8,078,451
Fidelity International Small Cap Opportunities Fund (a)	431,555	8,242,698
Fidelity International Value Fund (a)	1,277,834	11,347,165
Fidelity Japan Fund (a)	109,007	1,687,426
Fidelity Japan Smaller Companies Fund (a)	440,740	6,267,318
Fidelity Large Cap Value Enhanced Index Fund (a)	1,034,004	14,868,975
Fidelity Low-Priced Stock Fund (a)	580,520	27,116,106
Fidelity Overseas Fund (a)	1,268,560	70,658,764
Fidelity Real Estate Investment Portfolio (a)	165,520	6,370,882
Fidelity U.S. Low Volatility Equity Fund (a)	1,062,551	10,848,648
Fidelity Value Discovery Fund (a)	419,336	14,379,045
VIP Stock Selector All Cap Portfolio Investor Class (a)	30,741,455	270,524,808
TOTAL EQUITY FUNDS (Cost $643,753,523)		638,107,112

Fixed-Income Funds - 11.7%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	204,294	1,854,992
Fidelity Inflation-Protected Bond Index Fund (a)	1,602,602	14,952,275
Fidelity Long-Term Treasury Bond Index Fund (a)	1,229,415	13,216,215
Fidelity New Markets Income Fund (a)	304,812	3,517,528
Fidelity Total Bond Fund (a)	2,709,272	25,846,455
VIP Investment Grade Bond II Portfolio - Investor Class (a)	2,708,611	25,975,579
TOTAL FIXED-INCOME FUNDS (Cost $89,956,934)		85,363,044

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (b) (Cost $1,294,895)	1,294,636	1,294,895

U.S. Treasury Obligations - 0.3%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.41% to 4.93% 4/6/23 to 6/8/23 (d) (Cost $2,552,129)	2,570,000	2,553,384

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $737,557,481)	727,318,435
NET OTHER ASSETS (LIABILITIES) - 0.0%	(320,119)
NET ASSETS - 100.0%	726,998,316

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	232	Jun 2023	24,319,400	1,024,254	1,024,254
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	114	Jun 2023	5,674,350	203,514	203,514

TOTAL EQUITY INDEX CONTRACTS					1,227,768

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	50	Jun 2023	5,475,391	115,915	115,915

TOTAL PURCHASED					1,343,683

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	125	Jun 2023	25,860,938	(1,516,747)	(1,516,747)

TOTAL FUTURES CONTRACTS					(173,064)
The notional amount of futures purchased as a percentage of Net Assets is 4.9%
The notional amount of futures sold as a percentage of Net Assets is 3.6%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,553,384.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	1,903,369	6,896,813	7,505,287	21,756	-	-	1,294,895	0.0%
Total	1,903,369	6,896,813	7,505,287	21,756	-	-	1,294,895

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	6,845,527	465,868	182,378	-	352	327,419	7,456,788
Fidelity Commodity Strategy Fund	2,584,051	-	-	-	-	(147,023)	2,437,028
Fidelity Contrafund	8,953,197	290,142	521,419	136,004	(109,410)	986,386	9,598,896
Fidelity Emerging Markets Discovery Fund	4,368,240	416,549	122,215	-	2,872	224,465	4,889,911
Fidelity Emerging Markets Fund	59,596,171	5,256,343	1,097,888	-	(168,885)	5,289,635	68,875,376
Fidelity Equity-Income Fund	23,140,386	397,528	1,287,496	7,636	(49,412)	172,590	22,373,596
Fidelity Floating Rate High Income Fund	5,508,343	114,474	3,866,422	65,770	(62,432)	161,029	1,854,992
Fidelity Global Commodity Stock Fund	14,440,820	235,062	4,781,443	-	1,553,175	(1,975,196)	9,472,418
Fidelity Gold Portfolio	-	9,000,795	131,918	-	(7,409)	33,564	8,895,032
Fidelity Hedged Equity Fund	1,708,247	1,078	-	1,078	-	71,892	1,781,217
Fidelity Inflation-Protected Bond Index Fund	13,029,222	1,698,988	249,793	1,150	(7,256)	481,114	14,952,275
Fidelity Infrastructure Fund	-	710,729	12,085	-	(144)	1,088	699,588
Fidelity International Capital Appreciation Fund	12,392,522	837,277	290,751	-	(15,010)	1,750,235	14,674,273
Fidelity International Discovery Fund	16,151,164	1,064,988	380,519	-	(39,461)	1,282,260	18,078,432
Fidelity International Enhanced Index Fund	16,285,536	1,050,249	338,525	-	7,348	1,479,663	18,484,271
Fidelity International Small Cap Fund	7,150,477	465,235	150,015	-	403	612,351	8,078,451
Fidelity International Small Cap Opportunities Fund	7,456,802	213,789	-	-	-	572,107	8,242,698
Fidelity International Value Fund	10,312,461	651,449	197,663	-	4,249	576,669	11,347,165
Fidelity Japan Fund	1,570,699	441	362	-	(5)	116,653	1,687,426
Fidelity Japan Smaller Companies Fund	5,936,763	-	-	-	-	330,555	6,267,318
Fidelity Large Cap Value Enhanced Index Fund	15,403,332	189,270	782,550	-	(45,358)	104,281	14,868,975
Fidelity Long-Term Treasury Bond Index Fund	8,398,988	4,333,462	129,443	77,689	224	612,984	13,216,215
Fidelity Low-Priced Stock Fund	27,890,209	472,172	1,582,001	-	(86,042)	421,768	27,116,106
Fidelity New Markets Income Fund	3,473,777	111,913	77,533	43,343	(2,046)	11,417	3,517,528
Fidelity Overseas Fund	61,599,631	4,112,254	1,434,478	-	(13,581)	6,394,938	70,658,764
Fidelity Real Estate Investment Portfolio	6,192,407	137,135	155,064	-	(2,579)	198,983	6,370,882
Fidelity Total Bond Fund	24,928,584	1,489,394	1,151,612	250,043	(23,582)	603,671	25,846,455
Fidelity U.S. Low Volatility Equity Fund	15,592,323	254,739	4,946,112	-	184,570	(236,872)	10,848,648
Fidelity Value Discovery Fund	15,326,165	214,734	794,630	-	1,295	(368,519)	14,379,045
VIP Investment Grade Bond II Portfolio - Investor Class	24,933,297	1,250,578	1,030,584	10,707	(22,353)	844,641	25,975,579
VIP Stock Selector All Cap Portfolio Investor Class	259,699,156	4,965,527	15,652,332	-	(1,742,478)	23,254,935	270,524,808
	680,868,497	40,402,162	41,347,231	593,420	(642,955)	44,189,683	723,470,156

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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